UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 27, 2005

                           RS GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                 0-50046              65-1082128
 (State or other jurisdiction   (Commission File       (IRS Employer
        of incorporation)            Number)          Identification No.)

           200 YORKLAND BLVD., SUITE 200, TORONTO, ON, CANADA M2J 5C1
             (Address of Principal Executive Offices with Zip Code)

       Registrant's telephone number, including area code: (416) 391-4223

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 8.01         OTHER EVENTS.

         In a letter dated July 27, 2005, RS Group of Companies, Inc., a Florida corporation (the "Registrant"), agreed to extend the Exclusivity Period set forth in the May 25, 2005 letter agreement (the "Letter") with Strategy International Insurance Group, Inc., a Texas corporation ("Strategy International"), pursuant to which Strategy International and the Registrant agreed that, for a period of time beginning July 25, 2005 and ending September 25, 2005, the Registrant will not, directly or indirectly take any action to solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from any third party regarding any acquisition of the Registrant, any merger or consolidation with or involving the Registrant, or any acquisition of any portion of the stock or assets of the Registrant.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99. Letter Agreement dated July 27, 2005, between Strategy International and the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 2, 2005

                                    RS GROUP OF COMPANIES, INC.

                                    By: /s/ Kenneth Min
                                    -------------------

                                    Name:  Kenneth Min
                                    Title: President